PAGE 1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of our report dated November 17, 1995, relating to the financial statements and financial highlights appearing in the October 31, 1995 Annual Reports to Shareholders of the Foreign Equity Fund (the portfolio comprising Institutional International Funds, Inc.). We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          February 5, 1996











































          PAGE 2
                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A for the International Discovery Fund, International Stock Fund, European Stock Fund, Japan Fund, Latin America Fund, New Asia Fund, Emerging Markets Stock Fund and Global Stock Fund (eight of the portfolios constituting T. Rowe Price International Funds, Inc.)

          /s/PRICE WATERHOUSE LLP
          Price Waterhouse LLP
          Baltimore, Maryland
          February 5, 1996


















































          PAGE 3
                          CONSENT OF INDEPENDENT ACCOUNTANTS

          To the Board of Directors of
             Institutional International Funds, Inc.
             Shareholders of Foreign Equity Fund

             We consent to the incorporation by reference in Post-Effective Amendment No. 7 to the Registration Statement of the Institutional International Funds, Inc. on Form N-1A (File No. 002-65539) of our report dated November 17, 1994, on our audit of the statement of changes in net assets for the year ended October 31, 1994, and the financial highlights for the year then ended, the ten months ended October 31, 1993, each of three years in the period ended December 31, 1992, and from September 7, 1989 (commencement of operations) to December 31, 1989 of the Foreign Equity Fund.

          /s/COOPERS & LYBRAND L.L.P.
          Coopers & Lybrand L.L.P.
          Baltimore, Maryland
          February 5, 1996